SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          October 14, 2003
                          ----------------
                           Date of Report
                 (Date of Earliest Event Reported)

                      RASER TECHNOLOGIES, INC.
                     -------------------------
     (Exact Name of Registrant as Specified in its Charter)

       Utah                     0-306567                   87-0638510
     --------                  ---------                  ----------
 (State or other juris-   (Commission File No.)          (IRS Employe
diction of incorporation)                                  I.D. No.)


                5152 North Edgewood Drive, Suite 375
                            Provo, Utah 84604
                            -----------------
             (Address of Principal Executive Offices)

                             (801) 765-1200
                             --------------
                      Registrant's Telephone Number

Item 4.  Changes in Registrant's Certifying Accountant.

     Mantyla McReynolds, Certified Public Accountants, of Salt Lake City, Utah, audited our financial statements for the fiscal year ended December 31, 2002, and reviewed our financial statements for the quarterly periods ended March 31, 2003; June 30, 2003; and September 30, 2003. These financial statements accompanied our Form 10-KSB Annual Report for the year ended December 31, 2002, and our Form 10-QSB Quarterly Reports for the quarters ended March 31, 2003; June 30, 2003; and September 30, 2003, which have been filed with the Securities and Exchange Commission.

     On October 14, 2003, we completed an Agreement and Plan of Reorganization (the "Plan"), by which we acquired all of the issued and outstanding shares of common stock and preferred stock of Raser Technologies, Inc., a Utah corporation ("Raser"), in exchange for 42,457,286 shares of our common stock and 300,000 shares of our preferred stock, respectively. Upon the completion of the Plan, Raser become our wholly-owned subsidiary and changed its name to "Raser Technologies Operating Company, Inc." and we changed our name from "Wasatch Web Advisors, Inc." to "Raser Technologies, Inc." The acquisition was accounted for as a recapitalization of Raser. On October 14, 2003, we filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing this acquisition, and the Form 8-K is incorporated herein by reference. See the Exhibit Index, Item 7 of this Report.

     Upon completion of the Plan, Raser's auditors, Tanner + Co., of Salt Lake City, Utah, became our independent auditors and were engaged to audit our financial statements for the year ended December 31, 2003.

     During the most recent fiscal year, and through October 14, 2003, there were no disagreements between us and Mantyla McReynolds, whether resolved or not resolved, on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     With the exception of a "going concern" qualification, the reports of Mantyla McReynolds did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During our most recent fiscal year, and through October 14, 2003, Mantyla McReynolds has not advised us that any of the following exists or is applicable:

     (1) That the internal controls necessary for us to develop reliable financial statements do not exist, or that information has come to their attention that has led them to no longer be able to rely on our management's representations or that has made them unwilling to be associated with the financial statements prepared by management;

     (2) That our company needs to expand significantly the scope of our audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with our financial statements for the foregoing reasons or any other reason; or

     (3) That they have advised us that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     During our most recent fiscal year, and through October 14, 2003, we have not consulted Tanner + Co. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements or any other financial presentation whatsoever.

     We have provided Mantyla McReynolds with a copy of the disclosure provided under this Item of this Current Report and have advised them to provide us with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein. A copy of their response is attached hereto and incorporated herein by this reference. See Item 7 of this Current Report.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

          (b)  Pro Forma Financial Information.

               None; not applicable.

          (c) Exhibits.

Exhibit
Number                   Description
------                   -----------

  16                     Letter from Mantyla McReynolds


Incorporated by Reference.
--------------------------

Current Report on Form 8-K, dated October 14, 2003

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RASER TECHNOLOGIES, INC.


Date: 11-19-03                    /s/ Kraig T. Higginson
      --------                   -----------------------
                                 Kraig T. Higginson, President